QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11 or §240.14a-12
LABOR READY, INC.
(Name of Registrant as Specified In Its Charter)
LABOR READY, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Tacoma, Washington
April 24, 2003

Dear Shareholders:

        It is a pleasure to invite you to your Company's 2003 Annual Meeting of Shareholders, to be held at the Sheraton Hotel, 1320 Broadway, Tacoma, Washington, on Wednesday, June 11, 2003, at 10:00 a.m. (Pacific Daylight Time).

        The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement.

        I look forward to seeing our shareholders at the meeting. We will report on Labor Ready's operations and respond to questions you may have.

        YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend, it is important that your shares be represented. Please sign, date and mail the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order to ensure that your vote is counted. If you attend the meeting you will, of course, have the right to vote your shares in person.

Very truly yours,
/s/ Robert J. Sullivan

Robert J. Sullivan Chairman of the Board

LABOR READY, INC.
1015 A Street
Tacoma, Washington 98402

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 11, 2003

To the Shareholders:

        The annual meeting of the Shareholders of Labor Ready, Inc., a Washington corporation, will be held at the Sheraton Hotel, 1320 Broadway, Tacoma, Washington, on Wednesday, June 11, 2003, at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

  1.
  to elect the directors to serve until the next Annual Meeting of Shareholders, and until their respective successors are elected and qualified; and

  2.
  to transact such other business as may properly come before the meeting.

        Only shareholders of record at the close of business on April 17, 2003 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

By Order of the Board of Directors
/s/Timothy J. Adams

Timothy J. Adams Secretary Tacoma, Washington April 24, 2003

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

LABOR READY, INC.
1015 A Street
Tacoma, Washington 98402

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 11, 2003

        The Board of Directors of Labor Ready, Inc., a Washington corporation, is soliciting your proxy to vote your shares at the 2003 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, June 11, 2003, at the Sheraton Hotel, 1320 Broadway, Tacoma, Washington, and at any adjournment thereof. This proxy statement contains the required information under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares.

        Revocation of Proxies.    If you execute a proxy, you will retain the right to revoke it at any time before it is voted. You may revoke or change your proxy before it is voted by: (i) sending a written revocation to the Corporate Secretary of the Company at P.O. Box 2910, Tacoma, Washington 98401; (ii) submitting a proxy with a later date; (iii) delivering a written request in person to return the executed proxy; or (iv) attending and voting at the annual meeting. Your right to revoke your proxy is not limited by or subject to compliance with a specified formal procedure, but you should give written notice to the Secretary of the Company at or before the annual meeting so that the number of shares represented by proxy can be recomputed.

        Voting of Proxies.    If you properly execute and return the enclosed proxy card, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. We urge you to specify your choices by marking the appropriate box on the enclosed proxy card; if you sign and return the proxy card without indicating your instructions, your shares will be voted FOR THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, and with respect to any other business that may come before the meeting, as recommended by the Board of Directors. You may vote for, against, or abstain from voting on, any matter that may properly come before the meeting.

        Quorum.    A quorum is necessary to hold a valid meeting. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the annual meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given ("Broker Non-Votes") will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

        Effect of Abstentions and Broker Non-Votes.    Election of directors requires the affirmative vote of a majority of the shares represented at the annual meeting. Abstentions and Broker Non-Votes will have no effect in the election of directors.

        Record Date.    Shareholders of record at the close of business on April 17, 2003 are entitled to vote at the annual meeting. On April 17, 2003, the Company had 40,013,544 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

        Discretionary Authority.    If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this proxy statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.

        Solicitation of Proxies.    Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.

        Mailing and Forwarding of Proxy Materials.    On or about April 24, 2003, we mailed this proxy statement and the enclosed proxy card to shareholders. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the common stock and will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.

        Executive Offices.    The principal executive office of the Company is located at 1015 A Street, Tacoma, Washington 98402. The mailing address of the principal executive office is P.O. Box 2910, Tacoma, Washington 98401. The telephone number for the Company is (253) 383-9101.

PROPOSAL 1. ELECTION OF DIRECTORS

        The Company's directors are elected each year at the annual meeting of shareholders to serve until their successors are elected and qualified, or until they resign or are removed or are otherwise disqualified to serve. The Company's Board of Directors currently consists of seven directors. The Board of Directors has nominated the following persons for election as directors, all of whom are currently directors. The Board of Directors recommends a vote for each of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees are as follows:

        Robert J. Sullivan, 72, has served as Chairman of the Board of the Company since July 2000 and as a director since November 1994. Mr. Sullivan's career included 12 years at American Express Company and related companies, where he served as a financial officer and division general manager. He served 3 years as chief financial officer of Cablevision, Inc., and was general manager of the Long Island cable television system. He also spent 10 years as a financial consultant to small businesses, including Labor Ready from 1993 to 1994.

        Joseph P. Sambataro, Jr., 53, has served as Chief Executive Officer and President of the Company since September 2001 and as a director since January 2000. Mr. Sambataro joined the Company in August 1997 and served as Chief Financial Officer, Treasurer and Assistant Secretary until January 2001 and as Executive Vice President until March 2001. Prior to joining the Company, he served as the Managing Partner of the Seattle office of BDO Seidman, LLP, an accounting and consulting firm, from 1990 to 1997. From 1985 to 1990, Mr. Sambataro was co-founder and CEO of an onsite toxic waste bioremediation company and co-founder and VP Finance of a natural products biotechnology company. From 1972 to 1985, Mr. Sambataro was with KPMG Peat Marwick and partner in charge of audit in the Seattle office from 1983 to 1985.

        Mark R. Beatty, 48, has served as a director of the Company since June 2001. Since 2000, Mr. Beatty has served as General Counsel to Cascade Investments, LLC, the private investment vehicle of Microsoft Chairman William H. Gates III. From 1990 to 2000, Mr. Beatty was a partner in the Seattle law firm of Preston Gates & Ellis LLP, where his practice focused on corporate and securities law.

        Gates McKibbin, 56, has served as a director of the Company since March 2001. Since 1996, Ms. McKibbin has been self employed and developed a number of comprehensive strategy and leadership development programs for large, nationally respected organizations. Prior to 1996 she was

Vice President of Change Management for Bank of America, and has held numerous other executive positions.

        Thomas E. McChesney, 56, has served as a director of the Company since July 1995. Mr. McChesney has been the Director of Investment Banking with Blackwell Donaldson and Company since 1998. He is also a director of Nations Express, Inc., and Stonestreet One, Inc.

        Carl W. Schafer, 67, has served as a director of the Company since September 1999. Mr. Schafer is currently President of The Atlantic Foundation. Mr. Schafer has also been Financial Vice President and Treasurer of Princeton University, Chairman of the Investment Advisory Committee for the Howard Hughes Medical Institute, and principal of Rockefeller & Co., Inc. He serves on various boards including Roadway Corporation and Frontier Oil Corporation, and the UBS Paine Webber, Guardian, Harding Loevner and European Investors groups of mutual funds.

        William W. Steele, 67, has served as a director of the Company since August 2001. Mr. Steele is currently a director and Chairman of the Executive Committee of ABM Industries, a large facilities services contractor traded on the New York Stock Exchange. In the course of his 43-year career with ABM Industries, Mr. Steele was appointed its President in 1991 and its Chief Executive Officer in 1994, and served in those capacities until his retirement in 2001.

Indemnification of Directors

        The Washington Business Corporation Act (the "Washington Business Act") provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Articles of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law. The effect of such provisions is to indemnify the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company, to the fullest extent permitted by law.

Meetings and Committees of the Board

        Board of Directors.    The Board of Directors met eight times during fiscal year 2002.

        Compensation Committee.    The Board of Directors has appointed a Compensation Committee to review and recommend executive compensation and to serve as the administrative committee for the Company's stock option and stock purchase plans. The Compensation Committee, which currently consists of Mr. McChesney, who chairs the committee, Ms. McKibbin and Mr. Beatty, met eleven times during fiscal year 2002.

        Audit Committee.    The Board of Directors has appointed an Audit Committee to consider the adequacy of our internal controls and the integrity of our financial reporting. The Audit Committee is also responsible for appointing, reviewing the fee arrangements of, and monitoring the independence, qualifications and performance of, the Company's independent public accountants. The Audit Committee, which currently consists of Mr. Schafer, who chairs the committee, Mr. Sullivan and Mr. Steele, met eight times during fiscal year 2002. The Board of Directors has affirmatively determined that: (a) each member of the Audit Committee is "independent" within the meanings of the Sarbanes-Oxley Act of 2002 and the listing standards of the New York Stock Exchange; (b) no member of the committee has a material relationship with the Company;* (c) each member of the committee is "financially literate" under the listing standards of the New York Stock Exchange; and

(d) Mr. Schafer and Mr. Sullivan are "audit committee financial experts" as such term is defined in the Sarbanes-Oxley Act of 2002.

*
Mr. Steele is a director and former executive with ABM Industries, a customer of ours. Our Board has determined that this relationship is not material since annual revenues from ABM are less than two percent of our total annual revenues.

        The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. The Board adopted an amended and restated charter in March of 2003 in response to recently-enacted regulation and certain rule proposals made by the New York Stock Exchange. A copy of the Audit Committee charter is included in this proxy statement as Appendix A.

        Corporate Governance and Nominating Committee.    The Board of Directors has appointed the Corporate Governance and Nominating Committee, which is responsible for nominating directors, establishing guidelines on the composition and function of Board committees, and other significant corporate governance principles and procedures. The Corporate Governance and Nominating Committee, which currently consists of Mr. McChesney, who chairs the committee, Mr. Sullivan, Mr. Beatty, Mr. Schafer, Ms. McKibbin and Mr. Steele, met twice during fiscal year 2002.

        The Corporate Governance and Nominating Committee will consider recommendations for directorships submitted by shareholders to be presented at the 2004 Annual Meeting of Shareholders. Any such recommendation should be submitted in writing to the Committee in care of the Secretary of the Company at our principal executive offices. For information on how to submit recommendations for nominations for directorships, see "Proposals of Shareholders" below.

        Executive Committee.    The Board of Directors has appointed an Executive Committee, to which is delegated the authority to act on behalf of the Board of Directors as necessary when the Board is not in session and it would be impractical to call a meeting of the Board. The Executive Committee, which currently consists of Mr. Sullivan, who chairs the committee, Mr. McChesney, Mr. Steele and Mr. Sambataro, met ten times during fiscal year 2002.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of December 31, 2002 for (i) each person known to the Company to own beneficially 5% or more of our common stock as of December 31, 2002, (ii) each director of the Company, (iii) each individual required to be identified as a named executive officer of the Company pursuant to Item 402 of Regulation S-K, and (iv) all officers and directors of the Company as a group.

Except as otherwise noted, the named beneficial owner has sole voting and investment power. As of December 31, 2002, the Company had no other classes of outstanding equity securities.

Name & Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (Number of Shares)(1)	Percent of Class
Joseph P. Sambataro, Jr(2)	Common Stock	361,146	*
Steven C. Cooper(3)	Common Stock	168,848	*
Matthew J. Rodgers(4)	Common Stock	135,986	*
Timothy J. Adams(5)	Common Stock	115,842	*
Robert J. Sullivan(6)	Common Stock	40,815	*
Mark R. Beatty(7)	Common Stock	12,050	*
Thomas E. McChesney(8)	Common Stock	88,807	*
Gates McKibbin(9)	Common Stock	7,000	*
Carl W. Schafer(10)	Common Stock	23,500	*
William W. Steele(11)	Common Stock	7,000	*
FMR Corp.(12) Edward C. Johnson 3d Abigail P. Johnson	Common Stock	6,318,198	15.50%
Barclays Global Investors, NA.(13)	Common Stock	3,448,612	8.46%
Wanger Asset Management, L.P.(14)	Common Stock	3,056,000	7.50%
Wallace R. Weitz & Company(15)	Common Stock	2,434,300	5.97%
William C. and Gloria A. Newton(16)	Common Stock	3,191,310	7.83%
All officers and directors as a group (10 individuals)	Common Stock	960,994	2.36%

*
Less than 1%.

(1)
Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, and includes: (a) shares held outright; (b) share units accrued under the Company's 401(k) plan; and (c) shares issuable upon exercise of options, warrants and other securities convertible into or exchangeable for shares, which were exercisable on or within 60 days after December 31, 2002.

(2)
Includes 88,360 shares held outright, 2,786 share units accrued under the 401(k) plan, and options for 270,000 shares.

(3)
Includes 8,000 shares held outright, 491 share units accrued under the 401(k) plan, and options for 160,357 shares.

(4)
Includes 1,477 shares held outright, 1,169 share units accrued under the 401(k) plan, and options for 133,340 shares.

(5)
Includes 8,948 shares held outright and options for 106,894 shares.

(6)
Includes 5,838 shares held outright and options for 34,977 shares.

(7)
Includes 5,050 shares held outright and options for 7,000 shares.

(8)
Includes 65,955 shares held outright and options for 22,852 shares.

(9)
Includes options only.

(10)
Includes 10,000 shares held outright and options for 13,500 shares.

(11)
Includes 1,000 shares held outright and options for 6,000 shares.

(12)
This information is based on a Schedule 13G dated February 14, 2003. Total includes 1,033,058 shares of common stock resulting from the assumed conversion of $7,500,000 principal amount of the Company's 6.25% convertible subordinated notes due June 15, 2007. FMR Corp. has sole voting power with respect to 1,113,880 shares and sole dispositive power with respect to 6,318,198 shares. The Schedule 13G indicates that (i) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 5,204,318 shares in its capacity as investment advisor to various registered investment companies; (ii) Fidelity Small Cap Stock Fund, one of the registered investment companies advised by Fidelity Management & Research Company, is the beneficial owner of 2,867,200 shares; and (iii) Fidelity Management Trust Company, a bank that is a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 1,113,880 shares. Mr. Johnson and Ms. Johnson may be deemed to be members of a controlling group with respect to FMR Corp. Mr. Johnson owns 12.0% of the aggregate outstanding voting stock of FMR Corp. and has sole voting power with respect to 1,113,880 shares and sole dispositive power with respect to 5,204,318 shares. Ms. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. The business address of FMR Corp., Mr. Johnson and Ms. Johnson is 82 Devonshire Street, Boston, MA 02109.

(13)
This information is based on a Schedule 13G dated February 10, 2003 filed on behalf of Barclays Global Investors, NA. and its affiliated group members. Barclays Global Investors, NA. has sole voting and dispositive power over 2,872,859 shares and Barclays Global Fund Advisors has sole voting and dispositive power over 575,753 shares. The business address of Barclays Global Investors, NA. is 45 Fremont Street, San Francisco, CA 94105.

(14)
This information is based on a Schedule 13G dated February 4, 2003. Voting power is shared between Liberty Wanger Asset Management, L.P ("WAM"), WAM Acquisition GP, Inc., the general partner of WAM, and Liberty Acorn Trust. The business address of Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(15)
This information is based on a Schedule 13G dated January 17, 2003. Subsequent to year end, Wallace R. Weitz and Company filed an amended Schedule 13G dated February 5, 2003 and indicating 900,000 common shares held. Wallace R. Weitz & Company has sole voting power. The business address of Wallace R. Weitz & Company is 1125 South 103rd Street, Suite 600, Omaha, NE 68124-6008.

(16)
This information is based on a Schedule 13G dated February 14, 2002. Mr. and Mrs. Newton have shared voting and dispositive power over 648,010 shares. Mr. Newton has sole voting power over 2,543,000 shares and Mrs. Newton has sole voting power over 300 shares. The business address of Mr. and Mrs. Newton is c/o NOTWEN Corporation, 660 East Broadway, Jackson Hole, WY 83001.

EXECUTIVE OFFICERS

        The names, ages and positions of the non-director executive officers of the Company are listed below along with their business experience during the past five years. No family relationships exist among any of the directors or executive officers of the Company.

        Steven C. Cooper, 40, has served as Chief Financial Officer and Executive Vice President since January 2001. Prior to that time, Mr. Cooper served as our Vice President of Finance and Corporate Controller after joining us in April 1999. Prior to joining Labor Ready, Mr. Cooper's most recent position was with Arthur Andersen as a Senior Consulting Manager from 1998 to 1999. From 1993 to 1998, Mr. Cooper held a Director position in the Finance Department of Albertson's. Previous to that he was a Senior Manager with Deloitte & Touche.

        Matthew J. Rodgers, 40, has served as Executive Vice President and Chief Operating Officer since December 2002. Mr. Rodgers joined Labor Ready in February 1998 and has served as a District Manager, Area Director, Regional Vice President and Executive Vice President of Operations. Prior to joining us, Mr. Rodgers was with Cugino, Inc., a foodservice franchising company, from 1996 to 1998. Prior to that time, Mr. Rodgers had more than 12 years of operations and management experience in various multi-brand franchise businesses.

        Timothy J. Adams, 42, has served as Executive Vice President, General Counsel and Secretary since June 2001. Mr. Adams joined us as Director of Legal Services in October 1999. From 1996 to 1999 he was General Counsel of Saxton Incorporated, a publicly-traded real estate company in Las Vegas, Nevada. Prior to that time he spent nine years in private law practice in Las Vegas.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation earned in each of the last three years by each of our named executive officers.

SUMMARY COMPENSATION TABLE(1)

		Annual Compensation			Long Term Compensation
Name and Position	Year	Salary ($)	Bonus ($)	Matching 401(k) Contributions ($)	Securities Underlying Options/ SARs (#)	All Other Compensation
Joseph P. Sambataro, Jr. Director, Chief Executive Officer and President	2002 2001 2000	500,000 207,843 250,000	50,000 — —	2,750 2,625 2,625	120,000 412,000 12,000	— — —
Steven C. Cooper Executive Vice President and Chief Financial Officer	2002 2001 2000	265,000 235,770 155,385	25,000 — —	2,750 1,625 1,471	45,000 262,000 34,142	— — —
Matthew J. Rodgers Executive Vice President and Chief Operating Officer	2002 2001 2000	300,000 259,617 173,389	25,000 — —	2,673 1,625 2,625	50,000 312,000 37,000	— — —
Timothy J. Adams Executive Vice President, General Counsel and Secretary	2002 2001 2000	219,990 186,155 120,000	25,000 — —	— — —	42,500 254,642 21,095	— — —

(1)
None of the named executive officers received compensation reportable under the Restricted Stock Awards or Long-Term Incentive Plan columns.

Employee Stock Option Plans

        We maintain several plans pursuant to which incentive and non-qualified stock options have been granted in the past and may be granted in the future. One of our plans also provides for the granting of restricted stock and stock appreciation rights ("SARs"), although no restricted stock or SARs have been granted to date. Participation is these plans is generally limited to our full-time employees and our directors. The option exercise price of all options granted under our plans has been 100% of the fair market value on the date of grant. The majority of these options vest evenly over a four-year period from the date of grant and expire if not exercised within five years after the date of grant.

Option Grants During 2002 Fiscal Year

        The following table provides information related to options granted to the named executive officers during 2002. The Company does not have any outstanding SARs.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Individual Grants Option Term(1)
Option/SAR Grants in Last Fiscal Year
	Number of Securities Underlying Options/SARS Granted(2)	% of Total Options/SARS Granted to Employees in Fiscal Year
Exercise or Base Price ($/Sh)(3)
Name						Expiration Date
							5%		10%
Joseph P. Sambataro, Jr. Director, Chief Executive Officer and President	100,000 20,000	5.2 1.0	% %	$ $	5.62 6.53	01/14/2007 12/11/2007	$ $	155,333 36,103	$ $	343,410 79,832
Steven C. Cooper Executive Vice President and Chief Financial Officer	20,000 25,000	1.0 1.3	% %	$ $	5.62 6.53	01/14/2007 12/11/2007	$ $	31,066 45,129	$ $	68,682 99,790
Matthew J. Rodgers Executive Vice President and Chief Operating Officer	20,000 30,000	1.0 1.6	% %	$ $	5.62 6.53	01/14/2007 12/11/2007	$ $	31,066 54,154	$ $	68,682 119,747
Timothy J. Adams Executive Vice President, General Counsel and Secretary	20,000 22,500	1.0 1.2	% %	$ $	5.62 6.53	01/14/2007 12/11/2007	$ $	31,066 40,616	$ $	68,682 89,811

(1)
The potential realizable value portion of the table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's common stock over the term of the options. These numbers do not take into account certain provisions of the option grants providing for cancellation of the options following termination of employment.

(2)
Options to acquire shares of common stock. These options vest in four equal annual installments commencing one year after date of grant.

(3)
The option exercise price may be paid in shares of common stock owned by the executive officer, in cash, or in any other form of valid consideration or a combination of any of the forgoing, as determined by the Compensation Committee in its discretion.

Option Exercises During 2002 and Year End Option Values

        The following table provides information related to options exercised by the named executive officers during 2002 and the number and value of options held at year end. The Company does not have any outstanding SARs.

AGGREGATE OPTION/SAR EXERCISES IN 2002 AND YEAR END OPTION/SAR VALUE

			Number of Securities Underlying Unexercised Options/SARs at December 31, 2002
					Value of Unexercised In-the-Money Options/SARs at December 31, 2002(1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph P. Sambataro, Jr. Director, Chief Executive Officer and President	187,119	$910,841	276,501	342,499	$681,860	$777,580
Steven C. Cooper Executive Vice President and Chief Financial Officer	50,000	$149,500	88,822	277,320	$84,715	$671,185
Matthew J. Rodgers Executive Vice President and Chief Operating Officer	65,000	$125,972	42,442	306,148	$42,095	$637,115
Timothy J. Adams Executive Vice President, General Counsel and Secretary	—	—	100,459	252,778	$195,362	$552,440

(1)
The closing price for the Company's common stock as reported by the New York Stock Exchange on December 31, 2002, was $6.42.

Compensation of Directors

        Annual Retainers.    The Chairman of the Board of Directors, if not an employee of the Company, receives an annual retainer of $50,000. The Audit Committee chair receives an annual retainer of $25,000. All other non-employee directors receive an annual retainer of $20,000.

        Meeting Fees.    Each non-employee director receives $1,000 for attending each regular or special Board of Directors meeting. In addition, the Audit Committee chair receives $1,500 for attending each Audit Committee meeting, and all other Audit Committee members receive $1,125 per committee meeting. The Compensation Committee chair receives $1,000 for attending each Compensation Committee meeting, and all other Compensation Committee members receive $750 per committee meeting. Each Executive Committee member and Nominating and Corporate Governance Committee member receives $750 per committee meeting.

        Option Grants.    Each non-employee director receives an annual grant of nonqualified options on the first business day of each January, exercisable at the fair market value of the Company's common stock. Under the current terms of this annual grant, the Chairman of the Board of Directors receives options for 10,000 shares, each committee chair receives options for 7,500 shares, and all other outside directors receive options for 5,000 shares. In addition, the Board of Directors may grant nonqualified options to a non-employee director upon his or her initial election or appointment to the Board of Directors.

Compensation Committee Report on Executive Compensation*

*
The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

        The Company's executive compensation is determined by a Compensation Committee comprised of three independent members of the Board of Directors. Members of the Compensation Committee currently include Mr. McChesney, who chairs the committee, and Ms. McKibbin and Mr. Beatty.

        In the past year, the Committee, in close consultation with the Corporate Governance Committee, has studied the Company's executive compensation philosophy and plans. In August 2002, after months of research and consideration, we adopted the compensation philosophy attached as Appendix B. We will use the philosophy to evaluate executive compensation programs.

        The CEO's base compensation is set by an employment contract entered into in October 2001 upon hiring him. The CEO has received no adjustment to base compensation since that time. In January 2003, the CEO received a $50,000 bonus based upon his and the executive team's performance since becoming CEO, including the following specific accomplishments:

  •
  Increasing after-tax earnings by $1 million in 2002, even though revenues declined by $50 million;

  •
  Successfully resolving a workers' compensation audit, saving over $1 million;

  •
  Reducing Selling, General & Administrative expenses by over $45 million since becoming CEO in late 2001;

  •
  Raising $70 million in a convertible debt offering;

  •
  Negotiating reduction of $17 million in surety bonds required for the Company's workers' compensation program, without posting additional collateral;

  •
  Building a strong senior leadership team; and

  •
  Significantly improving Canadian operations

        In March 2003, we adopted other policies regarding executive compensation, such as agreeing to conduct a base salary review of executive officers every two years. We rejected pegging executives' salaries to any particular percentile of salary survey data. Instead, we will look at each executive's experience and performance and make a judgment as to where his or her base salary should be relative to the 50th percentile of a comparable position. More experienced executives with exceptional performance may exceed the 50th percentile, while less experienced executives or those with less exemplary performance may be below the 50th percentile.

        We also adopted an annual incentive plan that will pay executives in cash and stock up to 50% of their base salary if the Company achieves certain net income targets as approved by the Committee and the Corporate Governance Committee. The plan has a number of variables, including the performance of each individual executive during the year, that affect the actual bonus amount. At least 25% of any bonus will be paid in stock and may, at the election of the executive, be a higher percentage of stock.

        We established stock ownership targets for executives as follows:

Executive	Target Number of Shares
Joe Sambataro, CEO	250,000
Matt Rogers, COO	125,000
Steve Cooper, CFO	100,000
Tim Adams, General Counsel	100,000
  •
  Timetable: Each executive is expected to make reasonable progress towards achieving this goal over the next four years.

  •
  Measurement: Progress toward achieving the target will be a performance measurement in each executive's annual performance.

        Similarly, we recommended to the Corporate Governance Committee that we establish stock ownership targets for directors to require each director to own at least 7,500 shares by the end of 2006.

  Members of the Compensation Committee

  Thomas E. McChesney, Chair
  Gates McKibbin
  Mark R. Beatty

Audit Committee Report

        The Audit Committee is comprised of three independent members of the Board of Directors. Members of the Audit Committee currently include Mr. Schafer, who chairs the committee, and Mr. Sullivan and Mr. Steele. The Board of Directors has affirmatively determined that each member of the committee is "financially literate" under the listing standards of the New York Stock Exchange, and that Mr. Schafer and Mr. Sullivan are "audit committee financial experts" as such term is defined in the Sarbanes-Oxley Act of 2002.

        The Audit Committee met eight times in 2002. Over the course of these meetings, the Audit Committee met with our chief executive officer, chief financial officer, other senior members of the finance department, the director of internal audit, our outside counsel and our independent auditors. These meetings included private executive sessions between the Audit Committee and our independent auditors and director of internal audit, respectively. During its meetings, the Audit Committee reviewed and discussed, among other things:

  •
  the dismissal of Arthur Andersen and appointment of PricewaterhouseCoopers as our independent auditors for fiscal years 2002 and 2003;

  •
  the impact of the Sarbanes-Oxley Act of 2002 and related corporate governance proposals;

  •
  the disclosure controls and procedures that we have adopted, including the formation of our disclosure committee;

  •
  our annual internal and external audit plans and the internal and external staffing resources available to carry out our audit plans;

  •
  our significant accounting policies and judgmental accrual policies;

  •
  the impact of new accounting pronouncements;

  •
  current tax matters affecting us; and

  •
  our Code of Business Conduct and Ethics and other ethical standards.

        The Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2002. This discussion included, among other things:

  •
  critical accounting policies and practices used in the preparation of our financial statements;

  •
  significant items involving management's estimates and judgments, including workers compensation reserves, allowances for doubtful accounts, and legal and regulatory contingencies;

  •
  alternative treatments within GAAP of our annual financial information;

  •
  the effect of regulatory and accounting initiatives on our financial statements, including the adoption of significant accounting pronouncements;

  •
  any significant audit adjustments proposed by the independent auditors and management's response; and

  •
  confirmation that there were no matters of significant disagreement between management and the independent auditors arising during the audit.

        In addition to the meetings discussed above, the chairman of the Audit Committee reviewed with management and our independent auditors our financial statements for each quarter of 2002 prior to the quarterly release of earnings.

        The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent accountants the independent accountants' independence.

        The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence and has concluded that such services are compatible with maintaining independence of the auditors. Based on the reviews and discussions referred to above, the Audit Committee believes that PricewaterhouseCoopers has been objective and impartial in conducting the 2002 audit.

        In performing all of the functions described above, the Audit Committee acts in an oversight capacity. In that role, the Audit Committee relies primarily on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States.

        The Audit Committee has recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

  Members of the Audit Committee

  Carl W. Schafer, Chair
  Robert J. Sullivan
  William W. Steele

Change in Independent Auditors

        On May 3, 2002, the Company dismissed Arthur Andersen, LLP as its independent auditors and appointed PricewaterhouseCoopers as the Company's independent auditors. The decision not to renew the engagement of Arthur Andersen and to select PricewaterhouseCoopers was approved by the Company's Board of Directors upon the recommendation of the Audit Committee.

        The audit reports of Arthur Andersen on the Company's financial statements for the two years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through May 3, 2002, there were no disagreements between Arthur Andersen and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with a copy of the foregoing disclosures. A copy of Arthur Andersen's letter dated May 6, 2002, stating its agreement with such statements, is attached as Exhibit 16.1 to our Current Report on Form 8-K dated May 3, 2002 filed with the Securities and Exchange Commission.

        During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 3, 2002, the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Independent Auditors

        Arthur Andersen acted as the Company's principal auditor for fiscal year 2001. During fiscal year 2001, Arthur Andersen provided services in the following categories and was paid the following amounts:

Audit fees:	$234,100
Audit-related fees:	$-0-
Tax fees:(1)	$146,800
All other fees:(2)	$33,950

(1)
Includes consultation and representation in tax audits, and tax compliance and tax return preparation in connection with certain expatriate employees.

(2)
Includes network security consulting and benefit plan audit.

        On May 3, 2002, the Board of Directors dismissed Arthur Andersen and subsequently retained PricewaterhouseCoopers to act as our principal auditor. During fiscal year 2002, PricewaterhouseCoopers provided services in the following categories and was paid the following amounts:

Audit fees:	$398,978
Audit-related fees:	$-0-
Tax fees:(1)	$8,000
All other fees:	$-0-

(1)
Includes consultation on tax matters.

        It is expected that representatives of PricewaterhouseCoopers will be present at the annual meeting to make a statement if they desire to do so and to respond to appropriate questions by shareholders. Representatives of Arthur Andersen will not be present at the meeting.

Employment Agreements

        In October 2001, the Company entered into an employment agreement with Joseph P. Sambataro, Jr., the Company's President and Chief Executive Officer, which provides for initial annual compensation of $500,000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, in the discretion of the Compensation Committee, based on Mr. Sambataro's performance and the overall performance of the Company. The agreement provides Mr. Sambataro with options to purchase 400,000 shares of the Company's common stock at its fair market value of $3.05 at date of grant. Under this agreement, 100,000 options vested in October 2001 and an additional 100,000 options vest annually through October 2004. The agreement expires December 31, 2004.

        In January 2001, the Company entered into an employment agreement with Steven C. Cooper, the Company's Executive Vice President and Chief Financial Officer, which provides for initial annual compensation of $220,000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, as determined by the Compensation Committee, based on Mr. Cooper's performance and the overall performance of the Company. The agreement provides Mr. Cooper with options to purchase 250,000 shares of the Company's common stock at its fair market value of $3.25 at date of grant. Under this agreement, 62,500 options vest annually from January 2002 through January 2005. The agreement expires January 8, 2006.

        In February 2001, the Company entered into an employment agreement with Matthew J. Rodgers, the Company's Executive Vice President and Chief Operating Officer, which provides for initial annual compensation of $300,000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, at the discretion of the Compensation Committee, based on Mr. Rodgers's performance and the overall performance of the Company. The agreement provides Mr. Rodgers with options to purchase 300,000 shares of the Company's common stock at its fair market value of $3.80 at date of grant. Under this agreement, 75,000 options vest annually from February 2002 through February 2005. The agreement expires February 21, 2006.

        In May 2001, the Company entered into an employment agreement with Timothy J. Adams, the Company's Executive Vice President and General Counsel, which provides for initial annual compensation of $220,000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, at the discretion of the Compensation Committee, based on Mr. Adams's performance and the overall performance of the Company. The agreement provides Mr. Adams with options to purchase 250,000 shares of the Company's common stock at its fair market value of $3.74 at date of grant. Under this agreement, 62,500 options vest annually from May 2002 through May 2005. The agreement expires May 28, 2006.

Certain Relationships and Related Transactions

        On September 20, 2001, our then President and Chief Executive Officer Richard L. King resigned. On October 9, 2001, we entered into a Separation Agreement with Mr. King pursuant to which we agreed to pay Mr. King a lump sum severance payment of $100,000, and Mr. King agreed to relinquish unvested stock options for 512,000 shares and waive any claims with respect to his employment with us. Also on October 9, 2001, we executed a Consulting Agreement with Mr. King pursuant to which Mr. King agreed to provide certain consulting services upon our request and we agreed to pay Mr. King consulting fees totaling $325,000. The Consulting Agreement expired October 9, 2002.

        On June 30, 2001, our then Executive Vice President and General Counsel Ronald L. Junck resigned. On May 24, 2001, we entered into a Separation Agreement with Mr. Junck pursuant to which we agreed to pay Mr. Junck severance payments of $20,833.33 per month through July 31, 2002 and Mr. Junck agreed to waive any claims with respect to his employment with us and to abide by certain covenants against competition.

Performance Graph

        The following graph depicts the Company's stock price performance from December 31, 1997 through December 31, 2002, relative to the performance of the Dow Jones Composite, and a peer group of companies in the temporary labor industry. All indices shown in the graph have been reset to a base of 100 as of December 31, 1997, and assume an investment of $100 on that date and the reinvestment of dividends, if any, paid since that date. The lines represent calendar year end index levels; if the Company's calendar year ended on a Sunday, the preceding trading day was used.

Total Return Analysis	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02
Labor Ready, Inc.	$100	$153	$142	$39	$60	$75
Peer Group*	$100	$103	$134	$102	$98	$86
Dow Jones Composite	$100	$110	$123	$127	$111	$91

*
Peer group includes Kelly Services, Inc., Manpower, Inc., Remedytemp, Inc., Spherion Corp. and Adecco SA.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to timely file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company. Based solely on its review of such forms received by it or representations from certain reporting persons, the Company believes that during 2002 all applicable Section 16(a) filing requirements were met, except as follows: Timothy J. Adams, Steven C. Cooper, Matthew J. Rodgers and Joseph P. Sambataro, Jr., each an officer of the Company, each filed a late Form 4 report.

PROPOSALS OF SHAREHOLDERS

        The Company anticipates that the 2004 Annual Meeting will be held no later than June 2004. Accordingly, a shareholder proposal to be presented at the Company's 2004 Annual Meeting of Shareholders and included in the Company's proxy statement relating to such meeting must be received by the Company at its executive offices at P.O. Box 2910, Tacoma, Washington 98401, no later than December 27, 2003. Please send the proposal to the attention of the Company's Corporate Secretary. A proposal for action to be presented by any shareholder at an annual meeting will be out of order and will not be acted upon unless (a) specifically described in the Company's proxy statement relating to such meeting, (b) such proposal has been submitted in writing to the Secretary at the above address on or before December 27, 2003, and (c) such proposal is, under law, an appropriate subject for shareholder action.

OTHER BUSINESS

        We do not intend to bring any other business before the meeting, and so far as we know, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

FORM 10-K REPORT AVAILABLE

        A copy of the Company's annual report on Form 10-K, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders upon request to Chief Financial Officer, Labor Ready, Inc., P.O. Box 2910, Tacoma, Washington 98401; telephone: (253) 383-9101.

                      LABOR READY, INC.
                      By Order of the Board of Directors

                      Timothy J. Adams
                      Secretary

                      /s/ Timothy J. Adams

                      Tacoma, Washington
                      April 24, 2003

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

Statement of Policy

        The primary functions of the Audit Committee are: (a) to oversee the accounting and financial reporting processes and audits of the financial statements of the Company, including the qualifications, independence and performance of the Company's independent auditors; and (b) to assist the Board of Directors in its oversight and review of the integrity of financial information provided to shareholders and others, the Company's compliance with legal and regulatory requirements, and the adequacy of the Company's system of internal controls and performance of the Company's internal audit function. In performing these functions, the Audit Committee shall provide open means of communication between the directors, the independent auditors and the financial and senior management of the Company.

Composition

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors under all applicable regulation and have no material relationship with the Company, as affirmatively determined by the Board. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall qualify as an "audit committee financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002.(1)

(1)
An audit committee financial expert" is a person who has the following attributes:
•
An understanding of generally accepted accounting principles and financial statements;
•
The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
•
Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;
•
An understanding of internal controls and procedures for financial reporting; and
•
An understanding of audit committee functions.

        A person must have acquired such attributes through any one or more of the following:

  (1)
  Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;
  (2)
  Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;
  (3)
  Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or
  (4)
  Other relevant experience.

        The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

Meetings

        The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Responsibilities

        In carrying out its responsibilities, the Audit Committee will:

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.
  •
  Evaluate and approve or disapprove in advance all audit and non-audit services proposed to be provided by the independent auditors. The Company's independent auditors may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and the auditors' independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee shall take into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditors' exercise of objective and impartial judgment on all issues encompassed within the auditors' engagement would be materially impaired. The Audit Committee may delegate its approval authority under this paragraph to one or more members who are independent directors.
  •
  Review with the independent auditors and financial and accounting personnel, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.
  •
  Discuss with the independent auditors at least annually the acceptability and the quality of the accounting principles applied in the Company's financial reporting process.
  •
  Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented, including the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations. Discuss with the independent auditors all critical accounting policies and practices to be employed in connection with the financial statements, and any changes thereto; all alternative treatments of financial information under GAAP that have been discussed with management, and the treatment preferred by the auditor; and all other material written communications between the auditor and management.
  •
  Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee may delegate its responsibility under this paragraph to one or more members who are independent directors.
  •
  Provide for inclusion in the annual proxy statement a report of the Audit Committee's findings resulting from its financial reporting oversight responsibilities, and ensure that this Charter is included in the proxy statement at least once every three years and in any event after any modification.

  •
  Meet separately, at least quarterly, with management, with internal auditors, and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit or quarterly review. The Audit Committee may delegate its responsibility under this paragraph to one or more members who are independent directors.
  •
  Review with the independent auditor any audit problems or difficulties and management's response.
  •
  When applicable, either the Audit Committee or the Chairman shall discuss with the independent auditors the impact of any significant events, transactions and changes in accounting estimates considered by the independent auditors in performing its quarterly reviews.
  •
  At least annually, review accounting and financial human resources and succession planning within the Company.
  •
  At least annually, review and discuss policies with respect to risk assessment and risk management of the Company.
  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors, and otherwise regularly report to the Board.
  •
  Establish procedures for (a) receipt, retention and treatment of complaints or employee concerns regarding accounting, internal controls and auditing matters, and (b) confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.
  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.
  •
  As appropriate, obtain advice and assistance from outside consultants.
  •
  Review this Charter annually and update as appropriate.
  •
  Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

Relation with the Independent Auditors

        The independent auditors shall report directly to the Audit Committee. Accordingly the Audit Committee has the following responsibilities in connection with such relationship:

  •
  Review and select the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries, approve the compensation of the independent auditors and review and approve the discharge of the independent auditors if such action becomes necessary.
  •
  Assess on an annual basis the independence of the independent auditors, and in doing so, obtain from the independent auditors a written statement regarding relationships and services which may affect objectivity and independence.
  •
  Engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

APPROVED AND ADOPTED BY THE AUDIT COMMITTEE ON JUNE 5, 2000.

APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 6, 2000.

AMENDED BY THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS ON MARCH 12, 2003.

APPENDIX B

COMPENSATION PHILOSOPHY

        Labor Ready recognizes that strategic leadership is essential in shaping a performance-driven company and building short- and long-term competitive advantage. Our executive compensation program must enable us to hire and keep capable leaders who work together to achieve sound business objectives and protect and promote shareholder interests. Our executives need to understand our program and view it as treating them equitably. Compensation plans, contracts and policies must be consistent with the following principles:

Fundamentals, Alignment and Performance

  •
  Executives deserve fair compensation

  •
  Compensation must encourage teamwork, not internal competition

  •
  True alignment of interests of executives and shareholders is difficult; nonetheless, stock ownership by executives establishes the closest alignment to shareholders

  •
  Managerial effectiveness is the key performance criterion, as measured by total shareholder return, financial performance and investor expectations

  •
  There is a range of appropriate compensation for executives—precision is difficult

Amount and Mix

  •
  Compensation consists of a mix of cash and stock based incentives

  •
  Shareholders as well as executives must benefit

  •
  As shareholder returns increase, so does total executive compensation

  •
  As shareholder returns decrease, stock based compensation also declines

  •
  Compensation set by mutual agreement upon hiring is presumably fair and appropriate

  •
  Adjustments to base compensation should be based upon clear evidence—not tenure

  •
  Cash bonuses can be effective for recognition of exceptional accomplishment, but should not duplicate stock based incentives

PROXY	PROXY

LABOR READY, INC.
FOR ANNUAL MEETING OF THE SHAREHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Robert J. Sullivan and Timothy J. Adams (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the annual meeting of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, June 11, 2003, at the Sheraton Hotel, 1320 Broadway, Tacoma, Washington, and at any adjournment thereof.

1.	Election of Directors:
☐ FOR all nominees listed below (except as marked to the contrary below)
☐ WITHHOLD AUTHORITY to vote for all nominees listed below
	Robert J. Sullivan	Joseph P. Sambataro, Jr.	Thomas E. McChesney
	Carl W. Schafer	Gates McKibbin	Mark R. Beatty
William W. Steele
INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.

        This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS.

Dated:	, 2003

Signature
Signature, if held jointly

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT—PLEASE SIGN AND RETURN PROMPTLY.

QuickLinks

PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS Wednesday, June 11, 2003
SUMMARY COMPENSATION TABLE(1)
PROPOSALS OF SHAREHOLDERS
OTHER BUSINESS
FORM 10-K REPORT AVAILABLE
APPENDIX A CHARTER OF THE AUDIT COMMITTEE
APPENDIX B COMPENSATION PHILOSOPHY